BLACKROCK FUNDSSM
BlackRock Energy & Resources Portfolio
(the “Fund”)

Supplement dated November 2, 2015 to the Fund’s
Summary Prospectus dated January 28, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2013	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2013	Managing Director of BlackRock, Inc.
Joshua Freedman	2015	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.